UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2023

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

+1 917 508 9185

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	New York Stock Exchange
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 28, 2023, Kaleyra, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). Of the 13,325,920 shares of Company common stock outstanding and entitled to vote as of August 8, 2023, the record date, 8,092,940 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1: Stockholders approved and adopted the Agreement and Plan of Merger, dated as of June 28, 2023, by and among Tata Communications Limited, a company listed on BSE Limited and National Stock Exchange of India Limited (“Tata Communications”) and the Company, and the merger of TC Delaware Technologies Inc., a Delaware corporation and wholly owned subsidiary of Tata Communications, with and into the Company (the “Merger”) by the votes set forth in the table below:

For	Against	Abstain
7,301,535	787,322	4,083

Proposal 2: Stockholders approved on an advisory (non-binding) basis, the compensation that may become payable to the Company’s named executive officers in connection with the Merger by the votes set forth in the table below:

For	Against	Abstain
6,899,142	982,777	211,021

Proposal 3: Stockholders approved adjournment of the Special Meeting, if necessary, to solicit additional proxies by the votes set forth in the table below:

For	Against	Abstain
7,017,256	1,065,264	10,420

Because the Merger proposal was approved by the requisite vote, no adjournment to solicit additional proxies was necessary.

Item 8.01	Regulation FD Disclosure

On September 28, 2023, the Company issued a press release announcing that the stockholders of the Company approved the Merger at a special meeting of stockholders held on September 28, 2023. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number

99.1	Press Release dated September 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2023

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President